UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
January 17, 2007
Date of Report (Date of Earliest Event Reported)

POLYMEDIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51895 (Commission File Number)	27-0125925 (IRS Employer Identification No.)

170 N. Radnor Chester Road Suite 300 Radnor, PA (Address of principal executive offices)	19087 (Zip Code)
484-598-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).	Resignation of Director

On January 17, 2007, Mr. I. Wistar Morris III submitted his resignation from the Board of Directors (the “Board”) of PolyMedix, Inc. (the “Company”) to the Board, and such resignation was accepted by the Company. There were no disagreements between Mr. Morris and the Company relating to the Company’s operations, policies or practices.

A copy of the press release announcing Mr. Morris’ resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release, dated January 22, 2006, issued by PolyMedix, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDIX, INC.
/s/ Edward F. Smith
Edward F. Smith
Vice President, Finance and Chief Financial Officer

January 23, 2007

Exhibit Index

Exhibit No.
99.1	Press Release, dated January 22, 2006, issued by PolyMedix, Inc.